UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2014

NEONODE INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-35526	94-1517641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2350 Mission College Blvd, Suite 190, Santa Clara, CA 95054
(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code
(408) 468-6722

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2014, David Brunton notified our Board of Directors of his intention to retire within the next 12 months from his positions as Chief Financial Officer, Vice President, Finance and Secretary of Neonode Inc.  Mr. Brunton has not set any firm date for his retirement.

Forward-Looking Statements

This report contains forward-looking statements that are subject to a number of risks and uncertainties. Actual results may differ materially from those set forth in this report due to risks and uncertainties detailed in the risk factors included in our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and in our other filings with the SEC. Except as required by law, we undertake no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE INC.

Date: May 9, 2014	By:	/s/ Thomas Eriksson
Name: Thomas Eriksson
Title: Chief Executive Officer